FIFTH AMENDMENT TO CREDIT AGREEMENT

     THIS FIFTH AMENDMENT (this "Amendment") to CREDIT AGREEMENT among SPINNAKER COATING, INC., a Delaware corporation, formerly known as Brown-Bridge Industries, Inc. ("Coating"), ENTOLETER, INC., a Delaware corporation ("Entoleter"), SPINNAKER COATING-MAINE, INC., a Delaware corporation ("SCM" and, together with Coating and Entoleter, the "Borrowers"), SPINNAKER INDUSTRIES, INC., a Delaware corporation (the "Guarantor" and, together with the Borrowers, the "Credit Parties"), the financial institutions from time to time party thereto as lenders (the "Lenders"), and TRANSAMERICA BUSINESS CREDIT CORPORATION, as agent (in such capacity the "Agent") for the Lenders, is made as of September 30, 2000 among the Credit Parties and the undersigned Lenders.

                              W I T N E S S E T H :

     WHEREAS, the Credit Parties, the Lenders and the Agent are parties to the Credit Agreement, dated as of August 9, 1999 (as amended, restated or otherwise modified from time to time prior to the date of effectiveness of this Amendment, the "Credit Agreement"; capitalized terms used herein shall have the meanings assigned to such terms in the Credit Agreement unless otherwise defined herein);

     WHEREAS, the Credit Parties have requested that the Lenders (i) reset the financial covenant set forth in Section 7.2(u) of the Credit Agreement (a) for the fiscal period commencing on October 1, 1999 and ending on September 30, 2000, and (b) for the fiscal period commencing on January 1, 2000 and ending on December 31, 2000; and (ii) make certain other amendments to the Credit Agreement; and

     WHEREAS, the Lenders are agreeable to such request, but only on the terms and subject to the conditions set forth herein.

     NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the parties hereto hereby agree as follows:

1. Amendment to Credit Agreement. Subject to the satisfaction of the conditions to effectiveness set forth in Section 2 hereof, the Credit Parties and the Lenders agree to amend the Credit Agreement effective as of September 30, 2000 as follows:

     (a) Section 1.1 of the Credit Agreement is hereby amended to add the following new defined term in alphabetical order:

          "Permitted Restructuring Charges" is defined in Section 7.2(z) hereof.

     (b) Section 1.1 of the Credit Agreement is hereby amended to add the following new defined term in alphabetical order:

          "Restructuring Charges" means the cash and non-cash expenses incurred by Borrowers in connection with the restructuring projects listed on
          Schedule 1.1 RC hereto.

     (c) Section 7.1 of the Credit Agreement is hereby amended by adding at the end thereof, the following new subsection (v):

          (v) Minimum Unused Availability Borrowers shall maintain at all times Unused Availability of not less than $1,500,000.

     (d) Section 7.2(t) of the Credit Agreement is hereby amended by adding immediately before the period at the end thereof, the following:

          ; provided, further, that the required amount of Consolidated Net Worth for all periods from and after January 1, 2000 through and including December 31, 2001 shall be reduced by the aggregate amount of Permitted Restructuring Charges (net of taxes) actually incurred during such period which have had, without duplication, the direct effect of reducing Consolidated Net Worth for such period.

     (e) Section 7.2(u) of the Credit Agreement is hereby amended by (i) deleting the ratio "0.60:1.00" appearing opposite the period for "October 1, 1999 through September 30, 2000" and inserting the ratio "0.35:1.00" in place thereof; and (ii) deleting the ratio "0.75:1.00" appearing opposite the period for "January 1, 2000 through December 31, 2000" and inserting the ratio "0.25:1.00" in place thereof.

     (f) Section 7.2(u) of the Credit Agreement is hereby further amended by adding at the end thereof, the following:

          provided, however, that in computing the Consolidated Fixed Charge Coverage Ratio for all periods from and after January 1, 2000 through and including December 31, 2001, the amount of Adjusted EBITDA for any such period shall be increased by the amount of the Permitted Restructuring Charges actually incurred during such period which have had, without duplication, the direct effect of reducing the Credit Parties' consolidated Specified Net Income.

     (g) Section 7.2 of the Credit Agreement is hereby amended by adding at the end thereof, the following new subsection (z):

          (z) Permitted Restructuring Charges The Borrowers shall not incur aggregate cash Restructuring Charges in excess of $1,300,000 nor incur aggregate cash and non-cash Restructuring Charges in excess of $2,600,000, in each case, prior to December 31, 2001 (collectively, the "Permitted Restructuring Charges"). The Borrower shall not incur any Restructuring Charges after December 31, 2001.

     (h) Section 8.1(d) of the Credit Agreement is hereby amended and restated to read as follows:

          (d) any Credit Party shall fail to perform or observe any term, covenant or agreement contained in any Credit Document (other than as set forth in Sections 8.1(a), (c) and/or (o)) on its part to be performed or observed or a Credit Party or any of its Restricted Subsidiaries shall fail to comply with any provisions contained in any Material Contract to which it is a party if such failure shall remain unremedied for the lesser of thirty (30) days after its occurrence or ten (10) days after notice from the Agent to such Credit Party; or

     (i) Section 8.1 of the Credit Agreement is hereby amended by (i) deleting the period at the end of Section 8.1(n) and inserting "; or" in place thereof; and (ii) adding at the end thereof, the following new subsection (o):

          (o) any Credit Party shall fail to perform or observe any term, covenant or agreement contained in Section 7.1(v) if such failure shall remain unremedied for two (2) Business Days after notice from the Agent to such Credit Party.

     (j) The Credit Agreement is hereby amended by adding Schedule 1.1 RC to this Amendment as Schedule 1.1 RC to the Credit Agreement.

2. Conditions to Effectiveness. This Amendment shall become effective as of September 30, 2000, upon satisfaction of the following conditions:

     (a) the Agent shall have received this Amendment, duly executed by each of the Credit Parties and the Required Lenders;

     (b) Agent shall have received a secretary's or assistant secretary's certificate of each Credit Party regarding the incumbency of each of the officers authorized to sign this Amendment and certifying and attaching the board resolutions authorizing the execution, delivery and performance of this Amendment;

     (c) each of the representations and warranties set forth in Section 3 hereof shall be true and correct in all respects; and

     (d) the Agent shall have received for the ratable benefit of the Lenders an amendment fee of $75,000 from Borrowers in respect of this Amendment.

3. Representations and Warranties of Credit Parties. Each Credit Party represents and warrants that:

     (a) the execution, delivery and performance by such Credit Party of this Amendment have been duly authorized by all necessary corporate action and this Amendment is a legal, valid and binding obligation of such Credit Party enforceable against such Credit Party in accordance with its terms, except as the enforcement thereof may be subject to

          (i)  the   effect   of   any   applicable   bankruptcy,    insolvency,
               reorganization, moratorium or similar law affecting creditors' rights generally and

          (ii) general   principles  of  equity   (regardless  of  whether  such
               enforcement is sought in a proceeding in equity or at law);

     (b) each of the representations and warranties contained in the Credit Agreement is true and correct in all material respects on and as of the date hereof as if made on the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date; and

     (c) no Change of Control or other Event of Default has occurred or remains outstanding as of the date hereof.

4. Expenses. The Credit Parties shall pay for all of the reasonable costs and expenses incurred by the Agent in connection with the transactions
     contemplated  by  this  Amendment,   including,   without  limitation,  the
     reasonable  fees and  expenses of counsel to the Agent.

5.  Miscellaneous.

     (a) Except as expressly amended herein, all of the terms and provisions of the Credit Agreement and the other Credit Documents are ratified and confirmed in all respects and shall remain in full force and effect. Each Credit Party hereby acknowledges and agrees that there is no defense, setoff or counterclaim of any kind, nature or description to the Obligations or the payment thereof when due.

     (b) Upon the effectiveness of this Amendment, all references in the Credit Documents to the Credit Agreement shall mean the Credit Agreement as amended by this Amendment and all references in the Credit Agreement to "this Agreement," "hereof," "herein," or similar terms, shall mean and refer to the Credit Agreement as amended by this Amendment.

     (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as an amendment to or waiver of any right, power or remedy of the Agent or any Lender under any of the Credit Documents, or constitute an amendment or waiver of any provision of any of the Credit Documents.

     (d) This Amendment may be executed by the parties hereto individually or in combination, in one or more counterparts, each of which shall be an original and all of which shall constitute one and the same agreement. This Amendment may be executed and delivered by telecopier with the same force and effect as if the same were a fully executed and delivered original manual counterpart.

     (e)  This Amendment shall constitute a Credit Document.

6. GOVERNING LAW. THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS AMENDMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAW PRINCIPLES THEREOF (OTHER THAN
     SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

                                             [Signature Page Follows]


     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers.

                               BORROWERS:

                               SPINNAKER COATING, INC.,
                               formerly known as Brown-Bridge Industries, Inc.


                               By:

                               --------------------------------------
                               Name:
                               --------------------------------------
                               Title:
                               --------------------------------------


                               SPINNAKER COATING-MAINE, INC.

                               By:

                               -------------------------------------
                               Name:
                               -------------------------------------
                               Title:
                               -------------------------------------
                               ENTOLETER, INC.

                               By:

                               -------------------------------------
                               Name:
                               -------------------------------------
                               Title:
                               -------------------------------------


                               GUARANTOR:

                               SPINNAKER INDUSTRIES, INC.

                               By:

                               -------------------------------------
                               Name:
                               -------------------------------------
                               Title:
                               -------------------------------------

                              LENDERS:

                              TRANSAMERICA BUSINESS CREDIT CORPORATION


                              By:

                              --------------------------------------
                              Name:
                              --------------------------------------
                              Title:
                              --------------------------------------


                              THE CIT GROUP/BUSINESS CREDIT, INC.


                              By:

                              --------------------------------------
                              Name:
                              --------------------------------------
                              Title:
                              --------------------------------------